AXA PREMIER VIP TRUST

AXA ALLOCATION PORTFOLIOS

SUPPLEMENT DATED JUNE 1, 2006 TO THE

PROSPECTUS DATED MAY 1, 2006

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Allocation Portfolios of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding the AXA Allocation Portfolios.

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Effective June 1, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust, will add the EQ/Ariel Appreciation II Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio to the list of Underlying Portfolios in which the AXA Allocation Portfolios may invest. Accordingly, on that date, the following changes to the above-referenced prospectus for the AXA Allocation Portfolios will take effect.

The table in the section of the prospectus entitled “The AXA Allocation Portfolios at a Glance” is supplemented to add the EQ/Evergreen International Bond Portfolio under the heading “Investment Grade Bond Portfolios”, the EQ/Calvert Socially Responsible Portfolio and the EQ/Legg Mason Value Equity Portfolio under the heading “Large Cap Equities” and the EQ/Ariel Appreciation II Portfolio under the heading “Small/Mid Cap Equities.” In addition, the following, which provides additional information about each portfolio, is added to the table in the section of the prospectus entitled “Information Regarding the Underlying Portfolios”:

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INVESTMENT GRADE BOND

EQ/Evergreen International Bond Portfolio	Seeks capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies.

•      Credit Risk

•      Currency Risk

•      Derivatives Risk

•      Emerging Markets Risk

•      Interest Rate Risk

•      Investment Grade Securities Risk

•      Junk Bonds or Lower Rated Securities Risk

•      Liquidity Risk

•      Mortgage-Backed and Asset-Backed Securities Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

LARGE CAP EQUITIES

EQ/Calvert Socially Responsible Portfolio	Seeks long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in large-cap companies that meet both investment and social criteria, which are defined as those whose market capitalization falls within the range of the S&P 500 Index.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Liquidity Risk • Mid-Cap Company Risk

EQ/Legg Mason Value Equity Portfolio	Seeks long-term growth of capital.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities that the Sub-adviser believes offer the potential for capital growth. The Portfolio may invest in U.S. and foreign issuers, and generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

•      Convertible Securities Risk

•      Credit Risk

•      Equity Risk

•      Focused Portfolio Risk

•      Foreign Securities Risk

•      Interest Rate Risk

•      Investment Grade Securities Risk

•      Junk Bonds or Lower Rated Securities Risk

•      Non-Diversification Risk

•      Small-Cap and Mid-Cap Company Risk

•      Value Investing Risk

SMALL/MID CAP EQUITIES

EQ/Ariel Appreciation II Portfolio	Seeks long-term capital appreciation.	The Portfolio invests primarily in the securities of mid-capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalizations generally between $2 billion and $15 billion at the time of initial purchase by the Portfolio). The Portfolio generally contains no more than 50 stocks, and it generally holds investments for a relatively long period of time – typically two to five years.	• Convertible Securities Risk • Equity Risk • Focused Portfolio Risk • Mid-Cap Company Risk • Value Investing Risk